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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 August 9, 2001
                               ------------------
                                (Date of Report)


                                  SOFTECH, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)

     Massachusetts                   0-10665                  04-2453033
     -------------                   -------                  ----------
(State or other jurisdic-          (Commission               (IRS Employer
tion of Incorporation or           file number)           Identification Number)
organization)

                   2 Highwood Drive, Tewksbury, Massachusetts         01876
                   -------------------------------------------        ---------
                   (Address of principal executive offices)           (Zip Code)

                                 (978) 640-6222
                                  ------------
              (Registrant's telephone number, including area code)

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Item 4. . Changes in Registrant's Certifying Accountants.

On August 9, 2001, the Board of Directors of Registrant appointed Grant Thornton LLP as independent auditors of Registrant for the fiscal year ending May 31, 2001. See Current Report of Registrant on Form 8-K for June 14, 2001, which reported the dismissal of Registrant's previous independent auditors.







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SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  SofTech, Inc.



Date: August 15, 2001               By: /s/ Joseph P. Mullaney
                                    -----------------------------
                                    Joseph P. Mullaney
                                    President and Chief Operating Officer
                                    (Principal Financial and Accounting Officer)